Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell E. Appel, President of the Value Line Funds Variable Trust (the “Registrant”), certify that:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 12/31/19 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   March 9, 2020

By:   /s/ Mitchell E. Appel

 Mitchell E. Appel

 President

 Value Line Funds Variable Trust

Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Emily D. Washington, Treasurer of the Value Line Funds Variable Trust (the “Registrant”), certify that:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 12/31/19 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   March 9, 2020

By:   /s/ Emily D. Washington

 Emily D. Washington

 Treasurer

 Value Line Funds Variable Trust